Cash and Cash Equivalents and Restricted Cash	12 Months Ended
Dec. 31, 2022
Cash and Cash Equivalents and Restricted Cash [Abstract]
Cash and Cash Equivalents and Restricted Cash
4.	Cash and Cash Equivalents and Restricted Cash:

The following table provides a reconciliation of cash and cash equivalents and restricted cash reported within the consolidated balance sheet that sum to the total of the same such amounts shown in the consolidated statement of cash flows:

December 31, 2022
Cash and cash equivalents	54,732
Restricted cash, non-current	15,200
Cash and cash equivalents and restricted cash	69,932

Restricted cash as of December 31, 2022 includes $15,200 that served as cash collateral under the August 2022 EnTrust Facility and in relation to the August 2022 EnTrust Facility related to Minoansea. Such amount was restricted and was used to finance part of the acquisition cost of the Goodship and Tradership upon their delivery to the Company in February 2023 (Notes 6 & 14).